UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 26, 2007

Mellanox Technologies, Ltd.
(Exact name of Registrant as Specified in its Charter)

Israel (State or other jurisdiction of incorporation)	001-33299 (Commission File Number)	98-0233400 (I.R.S. Employer Identification No.)
Hermon Building
Yokneam, Israel 20692
(Address of Principal Executive Offices)
+972-4-909-7200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On March 26, 2007, Dave Sheffler, Vice President of Worldwide Sales of Mellanox Technologies, Ltd. (the “Company”), notified the Company of his intent to retire. Mr. Sheffler will continue in his role through an orderly transition period.
          On March 27, 2007, the Company issued a press release announcing the departure of Mr. Sheffler. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 8.01. Other Events
          On March 27, 2007, the Company issued a press release announcing the departure of Mr. Sheffler. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
          (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 27, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 28, 2007	MELLANOX TECHNOLOGIES, LTD.
	By:	/s/ Michael Gray
		Name:	Michael Gray
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Mellanox Technologies, Ltd. dated March 27, 2007.